UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DCT Industrial Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is the text of a letter sent to certain DCT Industrial Trust Inc. stockholders on August 2, 2018.

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

August 2, 2018

Dear Stockholder:

We are reaching out regarding the proxy materials we recently sent you in connection with the special meeting of stockholders of DCT Industrial Trust Inc. (“DCT” or the “Company”) scheduled for August 20, 2018. Your vote is extremely important no matter how many shares you hold.

As previously announced, Prologis, Inc. (“Prologis”) and DCT have agreed to combine through a merger of DCT with and into Prologis (and DCT’s Operating Partnership will merge with and into Prologis’ Operating Partnership), with Prologis surviving the merger. If the merger is completed pursuant to the merger agreement, each share of DCT common stock outstanding will convert into 1.02 shares of Prologis common stock.

The transaction must be approved by DCT stockholders. At the DCT special meeting, DCT stockholders will be asked to vote on (i) a proposal to approve the merger on the terms and conditions set forth in the merger agreement, (ii) a non-binding advisory proposal to approve certain compensation that may be paid or become payable to the named executive officers of DCT in connection with the merger and the transactions contemplated under the merger agreement, and (iii) a proposal to approve one or more adjournments of the DCT meeting to solicit additional proxies in favor of the merger.

The DCT board of directors unanimously recommends that DCT stockholders vote FOR the each of the above proposals.

Please read the proxy statement/prospectus, dated July 10, 2018 (and any amendments or supplements thereto) carefully and in its entirety before casting your vote at the meeting.

Time is short and your vote is very important. Please vote by internet or by telephone to ensure your vote is promptly counted prior to the meeting (see instructions below). The merger cannot be completed unless holders of a majority of the outstanding shares of common stock vote “FOR” the merger proposal. If you fail to vote to approve the merger, the effect will be the same as a vote against the approval of the merger.

If you need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 884-5101.

On behalf of the DCT Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Philip L. Hawkins

President and Chief Executive

Officer

You may use one of the following simple methods to promptly provide your voting instructions:

Vote by Internet – Please access the website listed on your proxy card or voting instruction form and follow the instructions provided.

Vote by Telephone – Please call the toll free number listed on your proxy card or voting instruction form and follow the instructions provided.

Vote by Mail – Mark, sign, date and return your proxy card or voting instruction form and return it in the postage-paid return envelope provided.

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

Internet and telephone voting are available by following the instructions set forth on the proxy card or voting instruction form sent to you.

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 884-5101.

Thank you for your vote.

ADDITIONAL INFORMATION

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Prologis filed a registration statement on Form S-4, which includes a document that serves as a prospectus of Prologis and a proxy statement of DCT (the “proxy statement/prospectus”) The registration statement was declared effective by the SEC on July 9, 2018 and the proxy statement/prospectus has been mailed or otherwise disseminated to DCT and Prologis shareholders. DCT and Prologis also plan to file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or DCT. The documents filed by Prologis with the SEC may be obtained free of charge at the Investor Relations section of Prologis’s website at www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1 San Francisco, CA 94111 or by telephone at 415-394-9000. The documents filed by DCT with the SEC may be obtained free of charge at DCT’s website at the Investor Relations section of http:/investors.dctindustrial.com/Corporate Profile or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from DCT by requesting them from Investor Relations by mail at 555 17th Street, Suite 3700 Denver, CO 80202, or by telephone at 303-597-1550.

PARTICIPANTS IN THE SOLICITATION

DCT and Prologis and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about DCT’s directors and executive officers is available in DCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 21, 2018, for its 2018 Annual Meeting of Shareholders. Information about Prologis’s directors and executive officers is available in Prologis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its proxy statement dated March 22, 2018, for its 2018 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement/prospectus and may be included in other relevant materials filed with the SEC regarding the transaction if and when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or DCT as indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.